Related Parties	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
Related Parties

Note 13 — Related Parties

During the year ended December 31, 2021, no advances were received or repaid from/to the individual shareholder. During the year ended December 31, 2020, dividends paid to the individual shareholder were $385,901; the Group received the advances from director for working capital needs in an aggregate of approximately $1,617,000 and repaid in an aggregate of approximately $1,467,000. As a result, due to director in an amount of approximately $160,000 and $150,000 was included in the consolidated balance sheets as of December 31, 2021 and 2020, respectively.

As of December 31, 2021, LML recorded payable to DAWA for research and development expenses in the amount of approximately $119,000. The amount was included in the line item “accrued expenses and other payables” in the consolidated balance sheets.